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                       BUCKEYE PIPE LINE SERVICES COMPANY

                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                   $44,133,600

                  3.60% SENIOR SECURED NOTES DUE MARCH 28, 2011

                                 NOTE AGREEMENT

                             DATED AS OF MAY 4, 2004

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NOTE: THE AGREEMENT CONTAINS
CONFIDENTIALITY OBLIGATION
PARAGRAPH 12H

                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
1.   Authorization of Issue of Notes.............................................................................       1
   2A     Purchase and Sale of Notes.............................................................................       1
   2B.    Exempt Loan............................................................................................       2
3.   Conditions of Closing.......................................................................................       2
   3A.    Certain Documents......................................................................................       2
   3B.    Representations and Warranties; No Default; No Material Adverse Change.................................       5
   3C.    Transfer and Delivery Permitted By Applicable Laws.....................................................       5
   3D.    Proceedings............................................................................................       6
   3E.    Approvals and Consents.................................................................................       6
   3F.    Transactional Litigation...............................................................................       6
   3G.    Private Placement Number...............................................................................       6
   3H.    Fees...................................................................................................       6
   3I.    Additional Documents or Modifications to Documents.....................................................       6
4.   Prepayments and Purchases...................................................................................       7
   4A.    Required Prepayments...................................................................................       7
   4B.    Optional Prepayment With Yield-Maintenance Amount......................................................       7
   4C.    Notice of Optional Prepayment..........................................................................       7
   4D.    Partial Payments Pro Rata..............................................................................       7
   4E.    Retirement of Notes....................................................................................       8
5.   Affirmative Covenants.......................................................................................       8
   5A.    Financial Statements, Reports and other Items to be Delivered..........................................       8
   5B.    Information Required by Rule 144A......................................................................      10
   5C.    Inspection of ESOP Documents and Records...............................................................      10
   5D.    Compliance with Law....................................................................................      10
   5E.    Payment of Taxes and Claims............................................................................      10
   5F.    ESOP Qualification and Status..........................................................................      10
   5G.    Private Placement Rating and Number....................................................................      10
   5H.    ESOP Account...........................................................................................      11
   5I.    Covenant to Secure Notes Equally.......................................................................      11
6.   Negative Covenants..........................................................................................      11
   6A.    Limitation of Liens....................................................................................      11
   6B.    Limitation on Debt.....................................................................................      11
   6C.    Limitation on Use of Certain Proceeds..................................................................      11
   6D.    Limitation on Investments..............................................................................      12
   6E.    Prohibition Against ESOP Merger........................................................................      12
   6F.    Limitation on Sale or Lease of Assets..................................................................      12
   6G.    Limitation on Modification or Termination of Certain Documents.........................................      12
7.   Purchase of Notes by the ESOP...............................................................................      13
8.   Events of Default...........................................................................................      13
   8A     Acceleration...........................................................................................      13
   8B.    Rescission of Acceleration.............................................................................      15
   8C.    Notice of Acceleration or Rescission...................................................................      16
   8D.    Other Remedies.........................................................................................      16
   8E.    Limited Recourse.......................................................................................      16
9.   Representations and Warranties..............................................................................      17
   9A.    ESOP...................................................................................................      17
   9B.    Subsidiaries; Ownership Interests......................................................................      17

                                       I

   9C.    Financial Statements...................................................................................      17
   9D.    Actions Pending........................................................................................      18
   9E.    Outstanding Debt.......................................................................................      18
   9F.    Title to Properties....................................................................................      18
   9G.    Taxes..................................................................................................      18
   9H.    Conflicting Agreements and Other Matters...............................................................      18
   9I.    Offering of the Notes..................................................................................      19
   9J.    Use of Proceeds........................................................................................      19
   9K.    Government Consent.....................................................................................      19
   9L.    Disclosure.............................................................................................      20
   9M.    Brokers' or Finders' Commissions.......................................................................      20
   9N.    ERISA..................................................................................................      20
   9O.    Foreign Assets Control Regulations, etc................................................................      20
10.  Representations and Warranties of the ESOP Trustee; Representations of the Purchasers.......................      21
   10A.   Representations and Warranties of the ESOP Trustee.....................................................      21
   10B.   Representations of the Purchasers......................................................................      21
     10B(1).      Nature of Acquisition..........................................................................      21
     10B(2).      Source of Funds................................................................................      21
11.  Definitions.................................................................................................      23
   11A.   Yield-Maintenance Terms................................................................................      23
   11B.   Other Terms............................................................................................      25
   11C.   Accounting Terms and Determinations....................................................................      32
12.  Miscellaneous...............................................................................................      33
   12A.   Note Payments..........................................................................................      33
   12B.   Expenses...............................................................................................      33
   12C.   Consent to Amendments..................................................................................      33
   12D.   Form, Registration, Transfer and Exchange of Notes; Lost Notes.........................................      34
   12E.   Persons Deemed Owners; Participants....................................................................      34
   12F.   Survival of Representations and Warranties; Entire Agreement...........................................      35
   12G.   Successors and Assigns.................................................................................      35
   12H.   Disclosure to Other Persons; Confidentiality...........................................................      35
   12I.   Limitation of ESOP Liability...........................................................................      35
   12J.   Notices................................................................................................      36
   12K.   Payments Due on Non-Business Days......................................................................      36
   12L.   Satisfaction Requirement...............................................................................      36
   12M.      Governing Law.......................................................................................      37
   12N.   Severability...........................................................................................      37
   12O.   Descriptive Headings...................................................................................      37
   12P.   Counterparts...........................................................................................      37
   12Q.   Waiver of Jury Trial; Consent to Jurisdiction; Limitation of Remedies..................................      37
   12R.   Action Taken as Trustee................................................................................      39

PURCHASER SCHEDULE

EXHIBIT A -- FORM OF NOTE
EXHIBIT B -- FORM OF FUNDS DELIVERY INSTRUCTION LETTER
EXHIBIT C -- FORM OF OPINION OF COUNSEL TO SERVICES COMPANY
EXHIBIT D -- FORM OF OPINION OF COUNSEL TO ESOP TRUSTEE
EXHIBIT E -- FORM OF OPINION OF COUNSEL TO COLLATERAL TRUSTEE

Schedule 4A --   Required Prepayments
Schedule 11B --  Operating Companies

                       BUCKEYE PIPE LINE SERVICES COMPANY
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                      c/o LASALLE BANK NATIONAL ASSOCIATION
                            135 South LaSalle Street
                             Chicago, Illinois 60603

                                                               As of May 4, 2004

TO EACH OF THE PURCHASERS NAMED ON
THE ATTACHED PURCHASER SCHEDULE

            $44,133,600 3.60% Senior Secured Notes due March 28, 2011

Ladies and Gentlemen:

         The undersigned, the ESOP Trustee on behalf of the ESOP (as each such term is hereinafter defined), hereby agrees with each Purchaser as follows:

         PARAGRAPH 1. AUTHORIZATION OF ISSUE OF NOTES.

         1. AUTHORIZATION OF ISSUE OF NOTES. The ESOP Trust has authorized the issue of its senior secured promissory notes in the aggregate principal amount of $44,133,600, to be dated the date of issue thereof, to mature March 28, 2011, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 3.60% per annum and on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto. The term "NOTES" as used herein shall mean such senior secured promissory notes and each senior secured promissory note delivered in substitution or exchange for any other Note pursuant to any provision of this Agreement. Capitalized terms used herein have the meanings specified in paragraph 11.

         PARAGRAPH 2. PURCHASE AND SALE OF NOTES.

         2A.      PURCHASE AND SALE OF NOTES. The ESOP Trust hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the ESOP Trust Notes in the aggregate principal amount set forth opposite such Purchaser's name on the Purchaser Schedule hereto at 100% of such aggregate principal amount. The ESOP Trustee will deliver to each Purchaser, at the offices of Morgan, Lewis & Bockius LLP at 1701 Market Street, Philadelphia, Pennsylvania 19103, one or more Notes registered in its name, evidencing the aggregate principal amount of Notes to be purchased by such Purchaser and in the denomination or denominations specified in the Purchaser Schedule attached hereto, against payment of the purchase price thereof as directed in written instructions of the ESOP

Trustee, in the form of Exhibit B attached hereto, delivered to each Purchaser on or before the date of closing, which shall be May 4, 2004 or any other date upon which the parties hereto may mutually agree (herein called the "CLOSING" or the "DATE OF CLOSING").

         2B.      EXEMPT LOAN. The proceeds of the purchase and sale of the
Notes are to be used to refinance the ESOP's 7.24% Senior Secured Notes due March 28, 2011, which Senior Secured Notes were intended to evidence an "exempt loan," as described in Section 4975(d)(3)) of the Code and the Treasury regulations promulgated thereunder, and Section 408(b)(3) of ERISA and the Department of Labor regulations promulgated thereunder. The Notes are also intended to evidence such an "exempt loan".

         PARAGRAPH 3. CONDITIONS OF CLOSING.

         3. CONDITIONS OF CLOSING. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder is subject to the satisfaction, on or before the Date of Closing, of the following conditions:

         3A.      CERTAIN DOCUMENTS. The Purchasers shall have received the
following, each dated the Date of Closing (unless a different date is indicated below), and each in form, scope and substance satisfactory to the Purchasers:

                  (i)      the Note(s) to be purchased by such Purchaser;

                  (ii) certified copies of the resolutions of the ESOP Trustee, on behalf of the ESOP, approving each of the Note Documents to which the ESOP Trust is a party, and certified copies of all documents evidencing other necessary ESOP Trustee action, ESOP participant actions, if any, and governmental approvals, if any, with respect to each of the Note Documents to which the ESOP Trust is a party;

                  (iii) certified copies of the resolutions of the Services Company approving each of the Note Documents to which the Services Company is a party, and certified copies of all documents evidencing other necessary corporate action (including stockholder approvals, if required) and governmental approvals, if any, with respect to each of the Note Documents to which the Services Company is a party;

                  (iv) a certificate of the Secretary or an Assistant Secretary of the ESOP Trustee certifying the names and true signatures of the officers of the ESOP Trustee authorized to sign the Note Documents to which the ESOP Trust is a party and the other documents to be delivered hereunder by the ESOP;

                  (v) a certificate of the Secretary or an Assistant Secretary of the Services Company certifying the names and true signatures of the officers of the Services Company authorized to sign the Note Documents to which the Services Company is a party and the other documents to be delivered hereunder by the Services Company;

                  (vi) a certificate of an authorized officer of the Collateral Trustee certifying the names and true signatures of the officers of the Collateral Trustee authorized to sign the Collateral Trust Agreement and any other Note Documents to which the Collateral Trustee is a party;

                  (vii) copies of the Articles of Incorporation and bylaws, each as amended to date, of the Services Company, certified by the Secretary or an Assistant Secretary of the Services Company, and a copy (certified by the Pennsylvania Secretary of State within 10 Business Days of the Date of Closing) of the Index and Docket Record of the Services Company;

                  (viii) a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Services Company, substantially in the form of Exhibit C attached hereto;

                  (ix) a favorable opinion of Jenkens & Gilchrist, A Professional Corporation, counsel to the ESOP Trustee, substantially in the form of Exhibit D attached hereto;

                  (x) a favorable opinion of Montgomery, McCracken, Walker & Rhoads, counsel to the Collateral Trustee, substantially in the form of Exhibit E attached hereto;

                  (xi) a favorable opinion of Baker Botts L.L.P., who are acting as special counsel for the Purchasers in connection with this transaction, as to such matters incident to the matters herein contemplated as the Purchasers may reasonably request;

                  (xii) certified copies of Requests for Information or Copies (Form UCC-11) or equivalent reports, dated within 10 Business Days of the Date of Closing, listing all effective financing statements which name the ESOP or the Services Company (under the present name of each and any previous name held within the last five years) as debtor and which are filed in the offices of the Secretaries of State of Pennsylvania and Illinois;

                  (xiii) certified copies of each of the ESOP Documents, the terms and conditions of which shall be in full force and effect and shall not have been amended, modified or waived except with the Purchasers' prior written consent;

                  (xiv) certified copies of the Certificate of Limited Partnership or Certificate of Formation of each of the Master Partnership and each of Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Holdings, L.P., Everglades Pipe Line Company, L.P. and Laurel Pipe Line Company, L.P., each as amended to date, certified by the Secretary of State (or other appropriate authority) of the state where each is organized within 10 Business Days of the Date of Closing;

                  (xv) certified copies of the partnership agreements or limited liability company operating agreements governing the Master Partnership and the Operating Companies, each as amended to date, the terms and conditions of which shall be in full force and effect;

                  (xvi) certified copies of all management agreements by and between the Manager and the Master Partnership or any of the Operating Companies, each as amended to date, the terms and conditions of which shall be in full force and effect;

                  (xvii) certified copies of the Glenmoor Management Agreement, the Exchange Agreement, the Services Agreement, the BMC Expense Reimbursement Agreement (as defined in the Guaranty Agreement), the Reimbursement Security Agreements (as defined in the Guaranty Agreement) and the Incentive Compensation Agreement, each as amended to date, the terms and conditions of which shall be in full force and effect;

                  (xviii) a certified copy of the Intercreditor Agreement, the terms and conditions of which shall be in full force and effect;

                  (xix) a statement of income and changes in plan equity for the ESOP's 2002 Plan Year (as defined in the ESOP Plan), and a statement of financial condition for the ESOP as at the end of such year, reported on by independent public accountants of recognized national standing selected by the ESOP, whose report shall be without limitation as to the scope of the audit;

                  (xx) a copy of each other report submitted to the ESOP or the ESOP Trustee by its independent accountants in connection with any annual, interim or special audit made by them of the books of the ESOP prior to the Date of Closing;

                  (xxi) a copy of the 2002 annual report of the ESOP on Form 5500, and copies of all other material reports and notices which the ESOP or the ESOP Trustee has filed under ERISA with the IRS or the U.S. Department of Labor, or which the ESOP Trustee has received from either of the foregoing entities, in each case prior to the Date of Closing;

                  (xxii) the Collateral Trust Agreement, duly executed and delivered by the Collateral Trustee, the ESOP Trust and the Services Company;

                  (xxiii) a Guaranty Agreement, duly executed and delivered by the Services Company;

                  (xxiv) a Security Agreement, duly executed and delivered by the Services Company;

                  (xxv) a Collateral Assignment of Deposit Accounts, duly executed and delivered by the ESOP Trust, the Services Company, the Collateral Trustee, and Wachovia Bank, National Association, as depository institution thereunder;

                  (xxvi) all Uniform Commercial Code financing statements deemed necessary or appropriate by the Purchasers to perfect the Liens in favor of the Collateral Trustee arising under the Security Documents, duly executed by the appropriate Persons, to be recorded with the appropriate filing offices;

                  (xxvii) Pledge Agreements, duly executed and delivered by the ESOP Trust and the Services Company;

                  (xxviii) certificates representing 100% of the capital stock and partnership units pledged pursuant to each of the Pledge Agreements described in clause (xxvii), together with an undated stock power or assignment for each such certificate executed in blank by the applicable pledgor;

                  (xxix) an Officer's Certificate of the Services Company, certifying that the Services Company is Solvent, both before and after giving effect to the transactions contemplated by or in connection with this Agreement; and

                  (xxx) certificates of insurance naming the Collateral Trustee as loss payee and as an additional insured, as required by
         Section 4.12 of the Guaranty Agreement.

         3B.      REPRESENTATIONS AND WARRANTIES; NO DEFAULT; NO MATERIAL
ADVERSE CHANGE. The representations and warranties of the ESOP and the ESOP Trustee (except for the representations and warranties of the ESOP Trustee on its own behalf set forth in paragraph 10A) on behalf of the ESOP and the representations and warranties of the Services Company contained in this Agreement and the other Note Documents shall be true on and as of the Date of Closing; there shall exist on the Date of Closing no Event of Default or Default hereunder and no default under any of the ESOP Documents; there shall exist or have occurred no condition, event or act which could reasonably be expected to have a Material Adverse Effect; and the ESOP Trustee (on behalf of the ESOP) and the Services Company shall each have delivered to the Purchasers a Certificate, dated the Date of Closing, to all such effects.

         3C.      PURCHASE PERMITTED BY APPLICABLE LAWS. The offer by the ESOP of, and the purchase of and payment for the Notes to be purchased by the Purchasers on the Date of Closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the ESOP), shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject the Purchasers to any tax (other than any tax that may be due as a consequence of the receipt of interest, premium or any Yield-Maintenance Amount under this Agreement or under any Note), penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

         3D.      PROCEEDINGS. All corporate, partnership and other proceedings taken or to be taken in connection with this Agreement, the other Note Documents and the transactions contemplated hereby and thereby and all documents incident hereto and thereto shall be satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         3E.      APPROVALS AND CONSENTS. All authorizations, consents,
approvals, licenses, franchises, permits and certificates by or of all federal, state and local governmental authorities necessary for the issuance of the Notes pursuant to this Agreement and the consummation of the transactions contemplated by this Agreement and the other Note Document shall have been duly received, and all shall be in full force and effect at the time of Closing and shall be effective to permit such issuance and such consummation, and the Purchasers shall have received such certificates or other evidence as the Purchasers may reasonably request to establish compliance with this condition.

         3F.      TRANSACTIONAL LITIGATION. No injunction or other court order shall have been entered and shall continue to be in effect which prevents or imposes material conditions upon the consummation of the transactions contemplated by the Note Documents, and there shall not be threatened or pending any suit, action, proceeding or investigation, whether at law, in equity or otherwise, before any court, arbitrator, administrative agency or other regulatory or governmental authority of any jurisdiction which could have a Material Adverse Effect (as defined herein or in the Guaranty Agreement).

         3G.      PRIVATE PLACEMENT NUMBER. A Private Placement number issued by
Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         3H.      FEES. (i) The Purchasers shall have received from the ESOP or the Services Company (a) the structuring fee provided for in the agreement in principle dated March 24, 2004 between the Services Company and Prudential Investment Management, Inc. and (b) all other fees which are due and payable on or before the Closing Date pursuant to any written agreement between the ESOP and/or the Services Company and the Purchasers, and (ii) without limiting the provisions of paragraph 12B, the Purchasers' special counsel shall have received its reasonable fees, charges and disbursements to the extent reflected in a statement of such special counsel rendered to the ESOP and/or the Services Company at least one Business Day prior to the Closing.

         3I.      ADDITIONAL DOCUMENTS OR MODIFICATIONS TO DOCUMENTS. Any
additional agreements, instruments, certificates or other documents (including, without limitation, any modifications of or amendments to any of the documents described in clauses (xiii) through (xvii) of paragraph 3A) deemed by the Purchasers to be necessary or appropriate in connection with the transactions contemplated by this Agreement and the other Note Documents shall have been executed and delivered, and the Purchasers shall have been provided with counterpart originals or certified copies thereof.

         PARAGRAPH 4. PREPAYMENTS.

         4. PREPAYMENTS AND PURCHASES. The Notes shall be subject to (i) prepayment only with respect to the required prepayments specified in paragraph 4A and the optional prepayment permitted by paragraph 4B and (ii) purchase by the ESOP only with respect to the required purchases specified in paragraph 7.

         4A.      REQUIRED PREPAYMENTS. Until the Notes shall be paid in full, the ESOP shall apply to the prepayment of the Notes, without premium, the sums set forth in Schedule 4A, on the prepayment dates specified therein, and such principal amount of the Notes, together with interest thereon to such prepayment dates, shall become due on such prepayment dates. The remaining principal amount of the Notes, together with interest accrued thereon, shall become due on the maturity date of the Notes.

         4B. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in minimum aggregate amounts of $375,000 or any larger integral multiple of $125,000), at the option of the ESOP, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each Note. Any partial prepayment of the Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal in inverse order of their scheduled due dates.

         4C.      NOTICE OF OPTIONAL PREPAYMENT. The ESOP shall give the holder of each Note irrevocable written notice of any prepayment pursuant to paragraph 4B not less than 10 Business Days nor more than 30 Business Days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, with respect thereto, shall become due and payable on such prepayment date. The ESOP shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder that shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the ESOP Trustee.

         4D.      PARTIAL PAYMENTS PRO RATA. Upon any partial prepayment of the
Notes pursuant to paragraph 4A or 4B, the principal amount so prepaid shall be allocated to all Notes at the time outstanding (including, for the purpose of this paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the ESOP other than by prepayment pursuant to paragraph 4A or 4B) in proportion to the respective outstanding principal amounts thereof.

         4E.      RETIREMENT OF NOTES. The ESOP shall not prepay or otherwise retire or purchase or otherwise acquire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or 4B or purchase pursuant to paragraph 7 or upon acceleration of such final maturity pursuant to paragraph 8A), directly or indirectly, Notes held by any holder unless the ESOP shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each of the other holders of Notes at the time outstanding upon the same terms and conditions. Any Notes prepaid or otherwise retired or purchased or otherwise acquired by the ESOP shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4D.

         PARAGRAPH 5. AFFIRMATIVE COVENANTS.

         5. AFFIRMATIVE COVENANTS. So long as any of the Notes shall remain unpaid, the ESOP Trustee, on behalf of the ESOP, covenants that:

         5A.      FINANCIAL STATEMENTS, REPORTS AND OTHER ITEMS TO BE DELIVERED.
The ESOP Trustee, on behalf of the ESOP, will deliver to each Significant Holder in duplicate:

                  (i) as soon as practicable and in any event within 180 days after the end of each Plan Year (as defined in the ESOP Plan), a statement of income and changes in plan equity for such year, and a statement of financial condition as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, if available, all in reasonable detail and satisfactory in form to the Required Holder(s) and reported on by independent public accountants of recognized national standing selected by the ESOP, whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Required Holder(s);

                  (ii) promptly upon receipt thereof, a copy of each other report submitted to the ESOP or the ESOP Trustee by its independent accountants in connection with any annual, interim or special audit made by them of the books of the ESOP;

                  (iii) promptly after the filing thereof, a copy of the annual report of the ESOP on Form 5500, and promptly after the filing or receiving thereof, copies of all other material reports and notices which the ESOP or the ESOP Trustee files under ERISA with the IRS or the U.S. Department of Labor or which the ESOP Trustee receives from any of the foregoing entities;

                  (iv) promptly upon its becoming available and in any event within 210 days after the end of any Plan Year (as defined in the ESOP
         Plan), a copy of the ESOP Trustee's determination of the value of the assets held by the ESOP as of the end of such Plan Year;

                  (v) promptly upon their becoming available, copies of all other material reports furnished by the ESOP or the ESOP Trustee to the IRS in connection with the ESOP;

                  (vi) as soon as practicable and in any event within ten days after any officer of the ESOP Trustee obtains knowledge (a) of any condition or event which, in the opinion of the ESOP Trustee, could reasonably be expected to have a Material Adverse Effect, other than conditions or events that are not particular to the ESOP, such as conditions or events generally affecting the economy; (b) that any Person has given any notice to the ESOP or the ESOP Trustee or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph 8A; (c) of the institution of any litigation involving claims against the ESOP equal to or greater than $25,000 with respect to any single cause of action or of any adverse determination in any court proceeding in any litigation involving a potential liability to the ESOP equal to or greater than $25,000 with respect to any single cause of action which makes the likelihood of an adverse determination in such litigation against the ESOP substantially more probable; and (d) of any regulatory proceeding in which the ESOP is a party or otherwise subject which could reasonably be expected to have a Material Adverse Effect, a Trustee's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of any such claimed default. event or condition, or specifying the details of such proceeding, litigation or dispute and what action the ESOP has taken, is taking or proposes to take with respect thereto; and

                  (vii) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the ESOP as any Significant Holder may reasonably request.

Together with each delivery of financial statements required by clause (i) above, the ESOP will deliver to each Significant Holder a Trustee's Certificate stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the ESOP proposes to take with respect thereto. Together with each delivery of financial statements required by clause (i) above, the ESOP will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The ESOP also covenants that immediately after the ESOP Trustee obtains knowledge of an Event of Default or Default, it will deliver to each Significant Holder a Trustee's Certificate specifying the nature and period of existence thereof and what action the ESOP proposes to take with respect thereto.

         5B.      INFORMATION REQUIRED BY RULE 144A. The ESOP will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes For the purpose of this paragraph 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         5C.      INSPECTION OF ESOP DOCUMENTS AND RECORDS. The ESOP will permit any agent of or advisor to any Significant Holder, at such Significant Holder's expense (or, after the occurrence and during the continuance of an Event of Default, at the ESOP's expense), to examine the books and financial records of the ESOP and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the ESOP with the appropriate officers of the ESOP Trustee and the ESOP's independent public accountants, all upon reasonable advance notice and at such reasonable times and as often as such Significant Holder may reasonably request.

         5D.      COMPLIANCE WITH LAW. The ESOP will comply with all laws,
ordinances or governmental rules or regulations to which it is subject to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5E.      PAYMENT OF TAXES AND CLAIMS. The ESOP will file all tax
returns required to be filed in any jurisdiction and to pay and discharge (or cause to be paid and discharged) all Taxes shown to be due and payable on such returns and all other Taxes imposed on the ESOP or any of its properties, assets, income or franchises, to the extent such Taxes have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the ESOP, provided that the ESOP need not pay any such Taxes or claims if (i) the amount, applicability or validity thereof is contested by the ESOP on a timely basis in good faith and in appropriate proceedings, and the ESOP has established adequate reserves therefor in accordance with GAAP on its books or
(ii) the nonpayment of all such Taxes and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         5F.      ESOP QUALIFICATION AND STATUS. The ESOP will do all things necessary in order that in both form and operation the ESOP Plan continues to meet the requirements for qualification under sections 401(a) and 4975(e)(7) of the Code and that the ESOP Trust meets the requirements for tax exemption under section 501(a) of the Code. The ESOP will promptly comply with any reasonable request from a holder of Notes for assistance in establishing the status of the ESOP Plan as an "employee stock ownership plan" under section 4975(e)(7) of the Code.

         5G.      PRIVATE PLACEMENT RATING AND NUMBER. The ESOP Trustee shall
(i) promptly obtain and at all times thereafter maintain a Private Placement Rating issued by Standard &

Poor's Ratings Group or, if available, another nationally recognized statistical rating organization acceptable to the Required Holder(s) and the ESOP Trustee, and (ii) at all times maintain a Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) for the Notes.

         5H.      ESOP ACCOUNT. The ESOP shall establish and maintain at all times the "ESOP Account" described in the Collateral Assignment of Deposit Accounts, which shall be under the sole dominion and control of the Collateral Trustee, and which shall be a cash collateral account in which the Collateral Trustee has at all times a first priority perfected security interest under the Collateral Assignment of Deposit Accounts. Deposits into and withdrawals from such ESOP Account shall be made in strict accordance with the terms and conditions of the Collateral Assignment of Deposit Accounts.

         5I.      COVENANT TO SECURE NOTES EQUALLY. The ESOP will, if it shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 12C), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be thereby secured.

         PARAGRAPH 6. NEGATIVE COVENANTS.

         6. NEGATIVE COVENANTS. So long as any Note shall remain unpaid, the ESOP Trustee, on behalf of the ESOP, covenants that:

         6A.      LIMITATION OF LIENS. The ESOP will not create, assume or
suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens:

                  (i) Liens securing the Notes and the payment, performance and observance of the other obligations under this Agreement and the other Note Documents; and

                  (ii) Liens for Taxes not yet delinquent or which are being contested in good faith by appropriate proceedings.

         6B.      LIMITATION ON DEBT. The ESOP will not incur, create, assume, guarantee or in any other manner become liable with respect to, or become responsible for the payment of, any Debt except the Debt evidenced by the Notes.

         6C.      LIMITATION ON USE OF CERTAIN PROCEEDS. To the extent permitted by applicable law, the ESOP will not use dividends or distributions it receives with respect to, or proceeds it receives in respect of the capital stock of the Services Company or any proceeds from contributions received from the Employer (as defined in the ESOP) made pursuant to the second sentence of Section 3.1 of the ESOP Plan for any purpose other than (i) to make payments of principal, interest or Yield-Maintenance Amount, if any, with respect to the Notes when the same shall become due, whether at maturity or at another date fixed for payment, prepayment or purchase by declaration or otherwise, (ii) to invest such proceeds in savings accounts, certificates of deposit or high-grade short-term securities or hold such proceeds in cash, (iii) to make allocations and distributions for participants, beneficiaries or alternate payees in accordance with the terms of the ESOP Documents or (iv) for reasonable and necessary expenses incurred in the ordinary course of the ESOP's business.

         6D. LIMITATION ON INVESTMENTS. The ESOP will not (i) loan, advance or otherwise extend credit to, or contribute capital to, any Person or purchase any Debt or accounts receivable from any Person or (ii) purchase or commit to purchase any stocks, bonds, notes, debentures or other securities of, evidences of contractual obligations of, or partnership or joint venture or any other interests in, or all or substantially all of the assets or any assets constituting a business unit of, or make any other investment in any Person (all of the foregoing items in clauses (i) and (ii) being collectively referred to as "INVESTMENTS"); provided, however, that the foregoing restriction and limitation shall not apply to the following Investments:

                  (a) the ESOP's ownership of common stock of the Services Company;

                  (b)      Permitted Investments; and

                  (c) Investments in participant accounts as and to the extent required by the ESOP Documents on or after March 22, 2006 in order to satisfy the diversification requirements of Section 401(a)(28) of the Code or any successor provision.

         6E.      PROHIBITION AGAINST ESOP MERGER. To the extent within the
control of the ESOP and the ESOP Trustee, the ESOP and the ESOP Trustee will not permit the ESOP to be merged with or into or consolidated with any Plan or any Person.

         6F.      LIMITATION ON SALE OR LEASE OF ASSETS. The ESOP will not,
directly or indirectly, sell, lease, transfer or otherwise dispose of any of its assets (including, without limitation, the capital stock of the Services Company), except as specifically contemplated by the Note Documents and the ESOP Documents.

         6G.      LIMITATION ON MODIFICATION OR TERMINATION OF CERTAIN
DOCUMENTS. Without the express prior written consent of the Required Holder(s), the ESOP will not amend, modify, change or terminate, or consent or agree to any amendment, modification, change to or termination of, any of the terms of any of the ESOP Documents to which the ESOP is a party. Promptly after the execution and delivery of any amendment, modification or change to any ESOP Document, the ESOP will provide a copy thereof to each Significant Holder. The Required Holder(s) will not unreasonably withhold their consent to any such modification, change or termination which is sought or mandated by the IRS or is sought as a result of a change in any applicable law; provided, that it shall at all times be reasonable for the Required Holder(s) to withhold their consent to any such modification, change or termination which could have adverse economic or legal consequences for the holders of Notes.

         PARAGRAPH 7. PURCHASE OF NOTES BY THE ESOP.

         7.       PURCHASE OF NOTES BY THE ESOP.

                  (i) At any time after the occurrence of a Purchase Event and prior to the expiration of the later of (a) 90 days after receipt of any Event Notice (as defined below) relating thereto and (b) 15 days after receipt of an Other Holder Notice (as defined below), any holder of a Note may deliver a notice to the ESOP (x) stating that it is electing to exercise its right to require the purchase by the ESOP pursuant to this paragraph 7 of the Notes then held by it (a "PURCHASE NOTICE") and (y) specifying the date on which such purchase shall occur (which date shall not be less than 20 nor more than 25 days after the date on which such holder shall have delivered such Purchase Notice to the ESOP), and in any such event the ESOP, on such specified date, shall purchase or cause to be purchased the Note or Notes then held by such holder, without recourse, representation or warranty (other than as to the holder's full right, title and interest free of any adverse claim in such Note or Notes), and such holder shall sell such Note or Notes to or at the direction of the ESOP at a price, payable in immediately available funds by wire transfer to the account specified in paragraph 12A or to such other account as may be specified in such notice, equal to the then outstanding principal amount thereof, together with interest accrued on such principal amount to the date of purchase, plus a premium equal to the Yield-Maintenance Amount, if any, with respect to each Note purchased. Promptly, and in any event within 5 days following its receipt thereof, the ESOP will deliver to each other holder of a Note a copy of any Purchase Notice received by it pursuant to this paragraph 7 (an " OTHER HOLDER NOTICE").

                  (ii) The ESOP covenants that it will deliver to each holder of a Note promptly, and in any event within 10 days following the occurrence thereof, a notice of the occurrence of a Purchase Event, together with a statement of the date of occurrence of such Purchase Event and a reasonably detailed description of the facts and circumstances underlying such occurrence known to it, and which states that the ESOP is obligated, upon receipt of a Purchase Notice described in clause (i) of this paragraph 7, to purchase Notes pursuant to such subparagraph (an "EVENT NOTICE").

         PARAGRAPH 8. EVENTS OF DEFAULT.

         8A.      ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the ESOP or the ESOP Trustee defaults in the payment of any principal of or Yield-Maintenance Amount payable with respect to any Note when the same shall become due, whether at maturity or at a date fixed for prepayment or purchase or by declaration or otherwise;

                  (ii) the ESOP or the ESOP Trustee defaults in the payment of any interest on any Note for more than 3 Business Days after the date due;

                  (iii) any representation or warranty made by the ESOP or the ESOP Trustee herein or by the ESOP or the ESOP Trustee in any writing furnished in connection with or pursuant to this Agreement, the other Note Documents or the ESOP Documents shall be false in any material respect on the date as of which made;

                  (iv) the ESOP or the ESOP Trustee fails to perform or observe any term, covenant or agreement contained in paragraph 5C, 5F, 5H, 5I or 6;

                  (v) the ESOP or the ESOP Trustee fails to perform or observe any agreement, covenant, term or condition contained in any of the other Note Documents to which the ESOP or the ESOP Trustee is a party and such failure shall not be remedied within 30 days after an officer of the ESOP Trustee obtains actual knowledge thereof;

                  (vi) an "Event of Default," as such term is defined in the Guaranty Agreement, shall occur and be continuing;

                  (vii) the ESOP makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due;

                  (viii) any decree or order for relief in respect of the ESOP is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "BANKRUPTCY LAW"), of any jurisdiction;

                  (ix) the ESOP petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the ESOP, or of any substantial part of the assets of the ESOP, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the ESOP under the Bankruptcy Law of any other jurisdiction;

                  (x) any such petition or application is filed, or any such proceedings are commenced, against the ESOP and the ESOP or such other Person by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days;

                  (xi) any order, judgment or decree is entered in any proceedings against the ESOP decreeing the dissolution of the ESOP and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xii) any judgment or order, or series of judgments or orders, in an amount in excess of $10,000 is rendered against the ESOP, or any judgment or order, or series of judgments or orders, is rendered against the ESOP which could reasonably be expected to have a Material Adverse Effect, and either (a) enforcement proceedings against the ESOP or any of its assets have been commenced by any creditor upon such judgment or order or (b) within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 8A, the holder of any Note may at its option, by notice in writing to the ESOP, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable at par together with interest accrued thereon and the Yield-Maintenance Amount, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate) all of which are hereby waived by the ESOP, (b) if such event is an Event of Default specified in clause (viii),
(ix) or (x) of this paragraph 8A, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon and the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the ESOP, and (c) if such event is not an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 8A, the Required Holder(s) may at its or their option, by notice in writing to the ESOP, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the ESOP. The ESOP acknowledges, and the parties hereto agree, that the holder of each Note has the right to maintain its investment in the Notes free from repayment by the ESOP (except as herein specifically provided for) and that the provisions for payment of the Yield-Maintenance Amount by the ESOP in the event that the Notes are prepaid or are purchased or are accelerated as a result of an Event of Default are intended to provide compensation for the deprivation of such right under such circumstances.

         8B.      RESCISSION OF ACCELERATION. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 8A, the Required Holder(s) may, by notice in writing to the ESOP, rescind and annul such declaration and its consequences if (i) the ESOP shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes, (ii) the ESOP shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 12C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

         8C.      NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 8A or any such declaration shall be rescinded and annulled pursuant to paragraph 8B, the ESOP shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

         8D.      OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, (i) the holder of any Note may proceed to protect and enforce its rights under this Agreement, such Note and the other Note Documents by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or the other Note Documents or otherwise in aid of the exercise of any power granted hereby or thereby, and (ii) both the Collateral Trustee and the holders of the Notes may exercise any rights or remedies in their respective capacities under the Security Documents in accordance with the provisions thereof. No remedy conferred in this Agreement or the other Note Documents upon the holder of any Note or the Collateral Trustee is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         8E.      LIMITED RECOURSE. Notwithstanding the foregoing and anything to the contrary in this Agreement, the Notes shall be without recourse against the assets of the ESOP, and no Person entitled to payment under the Notes shall have any rights to such assets, except (i) the common stock of the Services Company owned by the ESOP pledged pursuant to the Pledge Agreement made by the ESOP Trust (subject to release as provided in the Collateral Trust Agreement) and the other collateral given for the Notes (including, without limitation, the limited partnership units of the Master Partnership owned by the Services Company and pledged pursuant to the Pledge Agreement made by the Services Company), (ii) contributions (other than contributions of Company Stock, as defined in the ESOP Plan) that are made under the ESOP to meet the ESOP's obligations under the Notes, (iii) proceeds of collateral, including earnings, dividends, or distributions on such collateral and (iv) earnings attributable to the investment of such contributions. The payments made with respect to the Notes by the ESOP during a Plan Year (as defined in the ESOP Plan) must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The value of the assets of the ESOP transferred in satisfaction of the Notes must not exceed the amount of the default (including any amount due by the reason of acceleration of the Notes) upon the occurrence of an Event of Default. If the holder of any Note is a disqualified person within the meaning of Section 4975 of the Code, the assets of the ESOP shall be transferred upon the occurrence of an Event of Default only upon and to the extent of the failure of the ESOP to meet the payment schedule of such Note.

         PARAGRAPH 9. REPRESENTATIONS AND WARRANTIES.

         9. REPRESENTATIONS AND WARRANTIES. The ESOP Trustee, on behalf of the ESOP, represents and warrants as follows:

         9A.      ESOP. The ESOP Plan is an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code and is qualified under section 401(a) of the Code. The ESOP Trust has been duly constituted in accordance with a valid and binding trust instrument, is validly existing, is qualified under section 401(a) of the Code and is tax-exempt under section 501(a) of the Code. A determination letter to the effect that the ESOP Plan meets the requirements for qualification under sections 401(a) and 4975(e)(7) of the Code and that the ESOP Trust meets the requirements for tax exemption under section 501(a) of the Code has been previously applied for and received from the IRS. Prior to the date hereof, the ESOP Plan has done all things necessary in order that in both form and operation the ESOP Plan meets the requirements for qualification under sections 401(a) and 4975(e)(7) of the Code and that the ESOP Trust meets the requirements for tax exemption under section 501(a) of the Code. The ESOP has the requisite power and authority to own its properties and assets. The execution, delivery and performance of this Agreement, the other Note Documents, the ESOP Documents and the issuance and sale of the Notes will not constitute a violation of, or give rise to any liability under, Title I of ERISA or section 4975 of the Code, due to the exemption applicable under section 4975(d)(3) of the Code.

         9B.      SUBSIDIARIES; OWNERSHIP INTERESTS. Except for its interest in the Services Company from and after the Date of Closing, the ESOP has and will have no subsidiaries or stock or ownership interest (whether controlling or not) in any Person. From and after the Date of Closing, the ESOP will own of record and beneficially all of the issued and outstanding capital stock of the Services Company free and clear of any Liens other than Liens arising under the Security Documents. There are no existing contracts, agreements, subscriptions, options, warrants, calls, commitments or rights of any character for any Person to purchase or otherwise acquire from the ESOP at any time, or upon the happening of any stated event, any capital shares or other securities of the Services Company, whether or not presently issued or outstanding.

         9C.      FINANCIAL STATEMENTS. The ESOP has furnished the Purchasers with the following financial statements and related materials, identified by an officer of the ESOP Trustee: (i) a statement of income and changes in plan equity for the ESOP's 2002 Plan Year (as defined in the ESOP), and a statement of financial condition for the ESOP as at the end of such year, reported on by independent public accountants of recognized national standing selected by the ESOP, whose report shall be without limitation as to the scope of the audit;
(ii) a copy of each other report submitted to the ESOP or the ESOP Trustee by its independent accountants in connection with any annual, interim or special audit made by them of the books of the ESOP prior to the Date of Closing; (iii) a copy of the 2002 annual report of the ESOP on Form 5500, and copies of all other material reports and notices which the ESOP or the ESOP Trustee has filed under ERISA with the IRS or the U.S. Department of Labor, or which the ESOP Trustee has received from any of the foregoing entities, in each case prior to the Date of Closing; and (iv) a copy of the ESOP Trustee's determination of the value of the assets held by the ESOP as of the end of the ESOP's 2002 Plan Year (as defined in the ESOP). Such financial statements and related materials (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP and show all liabilities, direct and contingent, of the ESOP required to be shown in accordance with GAAP. Such financial statements and related materials fairly present the financial condition and results of operations of the ESOP. Since December 31, 2002, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         9D.      ACTIONS PENDING. There is no action, suit, investigation or proceeding, whether at law, in equity or otherwise, pending or threatened against the ESOP or any of its properties or rights by or before any court, arbitrator, administrative agency or other regulatory or governmental authority of any jurisdiction which could reasonably be expected to have a Material Adverse Effect. There is no action, suit, investigation or proceeding pending or, to the knowledge of the ESOP Trustee, threatened against the ESOP which purports to affect the validity or enforceability of, or seeks to enjoin or otherwise affect the consummation of any transaction contemplated by, this Agreement, any Note, any other Note Document or any ESOP Document.

         9E.      OUTSTANDING DEBT. Upon issuance of the Notes and application of the proceeds thereof in accordance with this Agreement, the ESOP will have no outstanding Debt except as evidenced by the Notes. There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto.

         9F.      TITLE TO PROPERTIES. The ESOP has good title to all of its properties and assets, subject to no Lien of any kind except Liens permitted by clause (i) of paragraph 6A.

         9G.      TAXES. The ESOP has filed all Federal, state and other income and other tax returns which, to the knowledge of the ESOP Trustee, are required to be filed, and has paid or caused to be paid all Taxes as shown on such returns and on all assessments received by it to the extent that such Taxes have become due.

         9H.      CONFLICTING AGREEMENTS AND OTHER MATTERS. The ESOP is not a
party to any contract or agreement or subject to any trust restriction which could reasonably be expected to have a Material Adverse Effect. Neither the execution nor the delivery of this Agreement, the Notes or the other Note Documents, nor the issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions of this Agreement, the Notes, the other Note Documents or the ESOP Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the ESOP pursuant to the terms of the ESOP Documents, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the ESOP is subject. The ESOP is not a party to, or otherwise subject to any provision contained in, any instrument, contract or agreement which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the ESOP of the type to be evidenced by the Notes. The ESOP is not in default in the payment, performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be bound, which individually or together with all other such defaults could reasonably be expected to have a Material Adverse Effect or materially impair the ability of the ESOP to perform or observe the provisions of the Note Documents or the ESOP Documents.

         9I.      OFFERING OF THE NOTES. Neither the ESOP nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the ESOP for sale to, or solicited any offers to buy the Notes or any similar security of the ESOP from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the ESOP nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

         9J.      USE OF PROCEEDS. Other than the limited partnership units of the Master Partnership owned by the Services Company, the ESOP does not presently own (whether directly or indirectly) and has no present intention of acquiring, directly or indirectly, any "margin stock," as such term is defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of the sale of the Notes will be used by the ESOP solely to refinance the ESOP's 7.24% Senior Secured Notes due March 28, 2011. None of such proceeds were or will be used, directly or indirectly, for any of the following purposes: (i) the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or of maintaining, reducing or retiring any Debt which was originally incurred to purchase or carry any stock that is currently a margin stock (other than the limited partnership units of the Master Partnership owned by the Services Company, as to which limited partnership units the exemption from Regulation U provided for under 12 CFR Part 221.4(c) is available to the holders of the Notes, by virtue of the ESOP's status as a qualified employee stock ownership plan under section 401 of the Code); or (ii) any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the ESOP nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

         9K.      GOVERNMENT CONSENT. Neither the nature of the ESOP, nor any of its properties, nor any relationship between the ESOP and any other Person, nor any circumstance in connection with the issuance and sale of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with (other than those already obtained, performed or made prior to the date hereof) any court or administrative or governmental or regulatory body in connection with the execution and delivery of this Agreement, the other Note Documents and the issuance and sale of the Notes or fulfillment of or compliance with the terms and provisions hereof or thereof, other than (i) filings to perfect the Liens created under the Security Documents, (ii) routine filings after the Date of Closing with the Securities and Exchange Commission and/or state Blue Sky authorities, and (iii) filings with the Securities and Exchange Commission to maintain the registration of the limited partnership units of the Master Partnership owned by the Services Company.

         9L.      DISCLOSURE. Neither this Agreement, the other Note Documents, nor any other document, certificate or statement furnished to the Purchasers by or on behalf of the ESOP in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the ESOP which has or in the future may (so far as the ESOP Trustee can now foresee) have a Material Adverse Effect and which has not been set forth in this Agreement or in the other Note Documents.

         9M.      BROKERS' OR FINDERS' COMMISSIONS. No broker's or finder's fee or commission will be payable by the ESOP with respect to the issuance and sale of the Notes or the transactions contemplated hereby, and the ESOP agrees that it will hold the Purchasers harmless from any claim, demand or liability for broker's or finder's fees or commissions alleged to have been incurred in connection with this transaction.

         9N.      ERISA. The execution and delivery of this Agreement, the other
Note Documents, and the issuance and sale of the Notes and the other transactions contemplated hereby and thereby will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the ESOP in the next preceding sentence is made in reliance upon and subject to the accuracy of the Purchasers' representation in paragraph 10B(2).

         9O.      FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  (i) Neither the sale of the Notes by the ESOP Trust hereunder nor the ESOP's use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                  (ii) The ESOP is not and will not (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in
         Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions, or otherwise be associated, with any such Person. The ESOP is in compliance with the USA Patriot Act.

                  (iii) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the ESOP.

         PARAGRAPH 10. REPRESENTATIONS AND WARRANTIES OF THE ESOP TRUSTEE;
                       REPRESENTATIONS OF THE PURCHASERS.

         10A.     REPRESENTATIONS AND WARRANTIES OF THE ESOP TRUSTEE. The ESOP
Trustee, on its own behalf and not in its capacity as Trustee for the ESOP, represents and warrants as follows:

         10A(1). ORGANIZATION. The ESOP Trustee is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under each of the Note Documents and ESOP Documents to which it is a party and to bind the ESOP Trust in connection therewith.

         10A(2). AUTHORIZATION. Each of the Note Documents to which the ESOP Trust is a party has been duly authorized by all requisite action on the part of the ESOP Trustee, has been duly executed and delivered by the ESOP Trustee on behalf of the ESOP Trust and constitutes the legal, valid and binding obligation of the ESOP Trust, enforceable against the ESOP Trust in accordance with its terms.

         10B.     REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents as follows:

         10B(1). NATURE OF ACQUISITION. Such Purchaser is not acquiring the Note to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

         10B(2). SOURCE OF FUNDS. At least one of the following statements is an accurate representation as to each source of funds (the "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                  (i) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (ii) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                  (iii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTE 90-1 or (b) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the ESOP Trustee in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM EXEMPTION")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the ESOP and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the ESOP Trustee in writing pursuant to this clause (iv); or

                  (v) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM EXEMPTION")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the ESOP and

         (a) the identity of such INHAM and (b) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the ESOP Trustee in writing pursuant to this clause (v); or

                  (vi)     the Source is a governmental plan; or

                  (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or

                  (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 10B(2), the terms "employee benefit plan," "governmental plan," and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         PARAGRAPH 11. DEFINITIONS.

         11. DEFINITIONS. For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         11A. YIELD-MAINTENANCE TERMS.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid or purchased pursuant to paragraph 4B or 7 or is declared to be immediately due and payable pursuant to paragraph 8A, as the context requires.

         "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, (i) 0.50% plus (ii) the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the display designated as Screen PX1 on the Bloomberg Financial Markets Services System (or, if the Bloomberg Financial Markets Services System shall cease to report such yields or shall cease to be Prudential Capital Group's customary source of information for calculating yield-maintenance amounts on privately placed notes, then such generally recognized source as is then Prudential Capital Group's customary source of such information), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (b) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. All implied yields under either clause (a) or clause
(b) of this definition shall be determined, (x) if necessary, by (I) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (II) interpolating linearly between yields reported for various maturities, and (y) by converting all such implied yields to a quarterly payment basis in accordance with accepted financial practice.

         "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid or such Note is to be purchased pursuant to paragraph 4B or 7 or is declared to be immediately due and payable pursuant to paragraph 8A, as the context requires.

         "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

         11B. OTHER TERMS.

         "AFFILIATE" shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "ANTI-TERRORISM ORDER" shall mean Executive Order No. 13,244 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079
(2001), as amended.

         "BANKRUPTCY LAW" shall have the meaning specified in clause (ix) of paragraph 8A.

         "BMC" shall mean Buckeye Management Company LLC, a Delaware limited liability company (formerly Buckeye Management Company, a Delaware corporation).

         "CAPITALIZED LEASE OBLIGATION" shall mean, with respect to any Person, any rental obligation which, under GAAP, would be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.

         "CLOSING," "CLOSING DATE" or "DATE OF CLOSING" shall have the meaning specified in paragraph 2.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COLLATERAL ASSIGNMENT OF DEPOSIT ACCOUNTS" shall mean a Collateral Assignment of Deposit Accounts in form, scope and substance satisfactory to the Purchasers and the Collateral Trustee, dated as of the Closing Date, by and among the ESOP, the Services Company, the Collateral Trustee, and Wachovia Bank, National Association, as depository institution thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "COLLATERAL TRUSTEE" shall mean Wachovia Bank, National Association, a national banking association, not individually but in its capacity as trustee for the holders of the Notes as provided under the Collateral Trust Agreement, and its successors as such trustee.

         "CONFIDENTIAL INFORMATION" shall mean any financial statements of the ESOP or the Services Company which are delivered pursuant to this Agreement or the other Note Documents by the ESOP or the Services Company and that are expressly marked as being "confidential", that are provided to any holder of any Note, any Person who purchases a participation in a Note and any offeree of a Note or a participation therein pursuant to this Agreement, other than such information (i) which was publicly known or otherwise known to such holder, such Person or such offeree at the time of disclosure, (ii) which subsequently becomes publicly known through no act or omission of such holder, such Person or such offeree or (iii) which otherwise becomes known to such holder, such Person or such offeree, other than through disclosure by the ESOP or the Services Company.

         "DEBT" shall mean, with respect to any Person, at any time and without duplication, (i) its liabilities for borrowed money; (ii) its redemption obligations in respect of preferred stock; (iii) liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (iv) its Capitalized Lease Obligations; (v) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (vi) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (vii) Swaps of such Person; and (viii) any Guarantee of such Person with respect to liabilities of a type described in any of clauses
(i) through (vii) hereof. Debt of any Person shall include all obligations of such Person of the character described in clauses (i) through (viii) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ESOP" shall mean, collectively, the ESOP Plan and the ESOP Trust.

         "ESOP DOCUMENTS" shall mean the ESOP Plan, the ESOP Trust Agreement, and all other written agreements, documents, instruments and certificates previously, now or hereafter executed and delivered by any Person pursuant to or in connection with any of the foregoing documents, and any and all amendments, supplements and other modifications thereof and all renewals, extensions, restatements or substitutions from time to time of all or any of the foregoing.

         "ESOP PLAN" shall mean the written Buckeye Pipe Line Services Company Employee Stock Ownership Plan, as amended and restated effective January 1, 1998, and as further amended by Amendment No. 1, Amendment 2003-1, Amendment 2003-2 and Amendment 2004-1, and as the same may be further amended, restated, supplemented or otherwise modified from time to time.

         "ESOP TRUST" shall mean the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust established under the ESOP Trust Agreement.

         "ESOP TRUST AGREEMENT" shall mean the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust Agreement, dated as of August 12, 1997, entered into by and between the Services Company and LaSalle National Bank, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "ESOP TRUSTEE" shall mean LaSalle Bank National Association, as successor to LaSalle National Trust, N.A., the successor to Comerica Bank-Illinois, not individually but in its capacity as trustee of the ESOP Trust as provided under the ESOP Trust Agreement, and its successors as such trustee.

         "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 8A, provided that there has been satisfied all requirements in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "DEFAULT" shall mean any of such events, whether or not all such requirements have been satisfied.

         "EVENT NOTICE" shall have the meaning specified in clause (ii) of paragraph 7.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXCHANGE AGREEMENT" shall mean that certain Second Amended and Restated Exchange Agreement dated as of May 4, 2004 among the GP Entities, the Master Partnership, and Buckeye Pipe Line Holdings, L.P., Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P. and Everglades Pipe Line Company, L.P., each a Delaware limited partnership, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis, as in effect from time to time in the United States of America.

         "GLENMOOR" shall mean Glenmoor LLC, a Delaware limited liability company (formerly Glenmoor, Ltd., a Delaware corporation previously known as BMC Acquisition Company).

         "GLENMOOR MANAGEMENT AGREEMENT" shall mean that certain Management Agreement, dated as of January 1, 1998, among Glenmoor, BMC and the Manager, as amended to date and as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "GP ENTITIES" shall mean, collectively, Glenmoor, BMC and the Manager.

         "GUARANTEE" shall mean. with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed. endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

         "GUARANTY AGREEMENT" shall mean the Guaranty Agreement, dated as of the Closing Date, made by the Services Company in favor of the holders from time to time of the Notes, in form, scope and substance satisfactory to the Purchasers, as may be amended, restated, supplemented or otherwise modified from time to time.

         "INCENTIVE COMPENSATION AGREEMENT" shall mean that certain Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, by and between the Manager and the Master Partnership, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "INHAM EXEMPTION" shall have the meaning specified in paragraph 10B(2).

         "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement, to be dated as of the Date of Closing, among Glenmoor, BMC, the Manager, the Services Company, the Purchasers, Goldman Sachs Credit Partners L.P., in its capacity as administrative agent for the lenders under the Credit and Guaranty Agreement dated as of May 4, 2004 by and among Goldman Sachs Credit Partners L.P. in such capacity, such lenders and the GP Entities.

         "INVESTMENTS" shall have the meaning given such term in paragraph 6D.

         "IRS" means the United States Internal Revenue Service and any successor Federal agency having similar powers.

         "LIEN" shall mean any mortgage, pledge, priority, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

         "MANAGER" shall mean Buckeye Pipe Line Company LLC, a Delaware limited liability company (formerly Buckeye Pipe Line Company, a Delaware corporation).

         "MASTER PARTNERSHIP" shall mean Buckeye Partners, L.P., a Delaware limited partnership.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the business. operations, affairs, condition (financial or otherwise), assets, properties or prospects of the ESOP, or (ii) the ability of the ESOP to perform its obligations under this Agreement, the Notes and the other Note Documents to which it is a party or (iii) the validity or enforceability of this Agreement, the Notes, any of the other Note Documents, the Intercreditor Agreement or any of the ESOP Documents.

         "NAIC ANNUAL STATEMENT" shall have the meaning specified in paragraph 10B(2).

         "NOTE DOCUMENTS" shall mean this Agreement, the Notes, the Security Documents, the Guaranty Agreement and all other written agreements, documents, instruments and certificates now or hereafter executed and delivered by the ESOP Trust, the Services Company or any other Person pursuant to or in connection with any of the foregoing or any of the transactions contemplated hereby and thereby, and any and all amendments, supplements and other modifications thereof and all renewals, extensions, restatements or substitutions from time to time of all or any of the foregoing.

         "NOTES" shall have the meaning specified in paragraph 1.

         "OFFICER'S CERTIFICATE" shall mean, as to any corporation, a certificate signed in the name of such corporation by its President, one of its Vice Presidents or its Treasurer.

         "OPERATING COMPANIES" shall mean Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Holdings, L.P., Everglades Pipe Line Company, L.P., Laurel Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Buckeye Telecom, L.P., each direct or indirect Subsidiary of any of the foregoing Persons, as set forth on Schedule 11B attached hereto, and any direct or indirect Subsidiary of the Master Partnership created or acquired after the Date of Closing of which the Manager is the sole general partner or is otherwise entitled, directly or indirectly, whether through ownership of capital stock or other equity interests, through contract or otherwise, to direct or cause the direction of the management and policies of such Person.

         "OTHER HOLDER NOTICE" shall have the meaning specified in clause (i) of paragraph 7.

         "PERMITTED INVESTMENTS" shall mean (i) investments in obligations of the United States of America maturing within one year from the date of acquisition, (ii) certificates of deposit issued by commercial banks organized under the laws of the United States of America or any state thereof, having a combined capital, surplus and undivided profits of not less than $500,000,000 and with a long-term debt rating (assigned either to such banks or to such banks' parent holding companies) of Aa2 (or its then equivalent) according to Moody's Investors Service, Inc. ("MOODY'S"), AA (or its then equivalent) according to Standard & Poor's Ratings Group ("S&P"), or a better rating, (iii) investments in commercial paper, maturing not more than 90 days after the date of issue, issued by a Person (other than an Affiliate) with a rating of "P-1" (or its then equivalent) according to Moody's, "A-1" (or its then equivalent) according to S&P, or a better rating, (iv) investments in securities with a maturity of no more than 12 months from the date of acquisition issued or fully guaranteed by any state or commonwealth of the United States, which securities are rated at least "A-2" (or its then equivalent) by Moody's or "A" (or its equivalent) by S&P, and (v) investments in Repurchase Agreements.

         "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "PLEDGE AGREEMENTS" shall mean the Pledge Agreements, dated as of the Closing Date, made by each of the ESOP Trust and the Services Company, each in form, scope and substance satisfactory to the Purchasers and the Collateral Trustee, as each may be amended, restated, supplemented or otherwise modified from time to time.

         A "PURCHASE EVENT" shall occur if, for any reason whatsoever (and whether such occurrence shall be voluntary or come about or be effected by operation of law or otherwise), the ESOP shall have been terminated or the ESOP shall fail to hold "qualifying employer securities".

         "PURCHASE NOTICE" shall have the meaning specified in clause (i) of paragraph 7.

         "QPAM EXEMPTION" shall have the meaning specified in paragraph 10B(2).

         "REPURCHASE AGREEMENT" shall mean, with respect to any Person, (i) any written agreement that provides for (a) the transfer of securities issued or fully guaranteed or insured by the United States government in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to such Person from any commercial bank satisfying the requirements set forth in clause (ii) of the definition of " Permitted Investments" set forth above against a transfer of funds (the "TRANSFER PRICE") by such Person to such bank, and (b) a simultaneous agreement by such Person, in connection with such transfer of funds, to transfer to such bank the same or substantially similar securities for a price not less than the Transfer Price plus a reasonable return thereon not later than the next Business Day following such transfer of funds,
(ii) in respect of which such Person shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

(iii) in connection with which all action required by applicable law or regulations shall have been taken to perfect a Lien in such securities in favor of such Person.

         "REQUIRED HOLDER(S)" shall mean the holder or holders of at least 66 2/3% of the aggregate principal amount of the Notes from time to time out-standing.

         "RESPONSIBLE OFFICER" shall mean any responsible officer of the ESOP Trustee involved principally in the financial administration of the ESOP.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SECURITY AGREEMENT" shall mean the Security Agreement, dated as of the Closing Date, made by the Services Company, in form, scope and substance satisfactory to the Purchasers and the Collateral Trustee, as may be amended, restated, supplemented or otherwise modified from time to time.

         "SECURITY DOCUMENTS" shall mean the Collateral Trust Agreement, the Collateral Assignment of Deposit Accounts, each Pledge Agreement, the Security Agreement and any other security documents hereafter executed and delivered to secure the obligations and liabilities of the ESOP Trust hereunder and the respective obligations and liabilities of the ESOP Trust and the other Persons parties to any of the other Note Documents under such other Note Documents or to secure any Guarantee of any such obligations and liabilities.

         "SERVICES AGREEMENT" shall mean that certain Second Amended and Restated Services Agreement, dated as of May 4, 2004, among BMC, the Manager and the Services Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "SERVICES COMPANY" shall mean Buckeye Pipe Line Services Company, a Pennsylvania corporation.

         "SIGNIFICANT HOLDER" shall mean (i) each Purchaser, so long as such Purchaser shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

         "SOLVENT" shall mean, with respect to any Person as of the date of any determination, that on such date (i) the fair value of the property of such Person (both at fair valuation and at present fair saleable value) is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SOURCE" shall have the meaning specified in paragraph 10B(2).

         "SWAPS" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "TAXES" shall mean all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings or other charges of any nature whatsoever from time to time or at any time imposed by any Federal, state or local governmental entity or authority.

         "TRANSFEREE" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

         "TRUSTEE'S CERTIFICATE" shall mean a certificate signed in the name of the ESOP Trustee by one of its Vice Presidents on behalf of the ESOP.

         "USA PATRIOT ACT" shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         11C.     ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise
specified herein. all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be finished hereunder shall be prepared, in accordance with GAAP (except that in the case of interim financial statements, such statements need not include footnotes), applied on a basis consistent with the most recent financial statements of the ESOP delivered to the Significant Holders pursuant to clause (i) of paragraph 5A (or, if no such financial statements have as yet been delivered, with the financial statements of the ESOP delivered to the Purchasers pursuant to clause (xix) of paragraph 3A.

         PARAGRAPH 12. MISCELLANEOUS.

         12.      MISCELLANEOUS.

         12A.     NOTE PAYMENTS. So long as any Purchaser shall hold any Note, the ESOP will make payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The ESOP agrees to afford the benefits of this paragraph 12A to any Transferee which shall have made the same agreement as each Purchaser has made in this paragraph 12A.

         12B.     EXPENSES. Whether or not the transactions contemplated hereby are consummated, the ESOP will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers, the Collateral Trustee and any Transferee in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the other Note Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (i) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the other Note Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with, this Agreement, the Notes or the other Note Documents, or by reason of being a holder of any Note, and (ii) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the ESOP or any other Person party to any of the Note Documents or in connection with any work-out or re-structuring of the transactions contemplated hereby and by the other Note Documents. The ESOP will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers). The obligations of the ESOP under this paragraph 12B will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the other Note Documents, and the termination of this Agreement, the Notes or any of the other Note Documents.

         12C.     CONSENT TO AMENDMENTS. This Agreement may be amended, and the
ESOP may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the ESOP shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on or any Yield-Maintenance Amount payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 12C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the ESOP and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         12D.     FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST
NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $1,000,000, except as may be necessary to reflect any principal amount not evenly divisible by $1,000,000. The ESOP Trustee shall keep at its principal office a register in which the ESOP Trustee shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the ESOP Trustee, the ESOP Trustee shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such Transferee or Transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be ex-changed at the principal office of the ESOP Trustee. Whenever any Notes are so surrendered for exchange, the ESOP Trustee shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the ESOP Trustee will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

         12E.     PERSONS DEEMED OWNERS; PARTICIPANTS. Prior to due presentment for registration of transfer, the ESOP and the ESOP Trustee may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the ESOP shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation shall be in a principal amount of at least $1,000,000.

         12F.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein or made in writing by or on behalf of the ESOP in connection herewith, or in any of the other Note Documents or in connection therewith, shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of the Purchasers or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the ESOP and supersede all prior agreements and understandings relating to the subject matter hereof.

         12G.     SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee), whether so expressed or not.

         12H.     DISCLOSURE TO OTHER PERSONS; CONFIDENTIALITY. Except as
provided in this paragraph 12H, each holder of a Note and each Person who purchases a participation in a Note or any part thereof agrees that it will use its best efforts to hold in confidence and not to disclose the Confidential Information; provided, however, that the holder of any Note may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the ESOP or the Services Company in connection with or pursuant to this Agreement or any of the other Note Documents to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any Person from which such holder offers to purchase any security of the ESOP or the Services Company, (vi) any federal or state regulatory authority having jurisdiction over such holder,
(vii) the National Association of Insurance Commissioners or any similar organization or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand or (c) in connection with any litigation to which such holder is a party, including enforcement of this Agreement or any other Note Document.

         12I.     LIMITATION OF ESOP LIABILITY. Notwithstanding anything to the contrary contained in this Agreement, (i) the liabilities and obligations of the ESOP to the holders of the Notes arising under this Agreement or any of the other Note Documents to which the ESOP is a party (other than obligations of the ESOP consisting of payments of principal, interest and Yield-Maintenance Amount, if any, due under the Notes) are subject to the condition that the Services

Company will (a) make cash contributions to the ESOP and/or (b) pay dividends to the ESOP in respect of the Services Company common stock held by the ESOP (in each case whether derived from contributions under Section 2.02 of the Exchange Agreement, out of distributions received from the Master Partnership in respect of the limited partnership units of the Master Partnership owned by the Services Company or otherwise) in amounts sufficient to enable the ESOP to pay all amounts due to the holders of the Notes under the terms of this Agreement and of the Notes when due; and (ii) the holders of the Notes shall have no recourse against any assets of the ESOP to collect any amounts due under the Notes, this Agreement or any of the other Note Documents executed and delivered by the ESOP, except as provided in paragraph 8E.

         12J.     NOTICES. All notices or other communications provided for
hereunder (except for the telephonic notice required by paragraph 4C) shall be in writing and sent by first class mail, nationwide overnight delivery service (with charges prepaid) or facsimile transmission and (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the ESOP in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the ESOP in writing or, if any such other holder shall not have so specified an address to the ESOP, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the ESOP, and (iii) if to the ESOP, addressed to the ESOP Trustee at 135 South LaSalle Street, Chicago, Suite 1960, Illinois 60603, Telecopy No.
(312) 904-2236, Attention: E. Vaughn Gordy (with courtesy copies to (a) the Services Company, addressed to the Services Company at 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, Pennsylvania 10987, Telecopy No.
(610) 254-4626, Attention: Chief Financial Officer, and (b) the ESOP Trustee's counsel, addressed as follows: Jenkens & Gilchrist, 225 W. Washington Street, Suite 2600, Chicago, Illinois 60606, Telecopy No. (312) 425-3909, Attention:
David Ackerman) or at such other addresses as the ESOP Trustee shall have specified to the holder of each Note in writing. Notices by first class mail shall be effective on the third Business Day following the mailing thereof, notices by nationwide overnight delivery service shall be effective on the Business Day following delivery thereof by the sender to such service and notices by facsimile transmission shall be effective when sent and receipt has been confirmed.

         12K.     PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note or of any Yield-Maintenance Amount that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall not be included in the computation of the interest payable on such Business Day.

         12L.     SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Purchasers or to the Required Holder(s), the determination of such satisfaction shall be made by the Purchasers or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         12M.     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED
IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. This Agreement may not be changed orally, but (subject to the provisions of paragraph 12C) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         12N.     SEVERABILITY. Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12O.     DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         12P.     COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         12Q.     WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; LIMITATION OF
REMEDIES.

                  (i) THE ESOP, THE ESOP TRUSTEE AND EACH NOTE HOLDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER NOTE DOCUMENTS OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE ESOP, THE ESOP TRUSTEE, THE NOTE HOLDERS OR THE COLLATERAL TRUSTEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASERS TO ENTER INTO THE NOTE AGREEMENT.

                  (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER NOTE DOCUMENTS OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE ESOP, THE ESOP TRUSTEE, THE NOTE HOLDERS OR THE COLLATERAL TRUSTEE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE UNDERSIGNED HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE

         JURISDICTION OF THE AFORESAID COURTS. THE ESOP AND THE ESOP TRUSTEE HEREBY IRREVOCABLY WAIVE ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (iii) In the case of the courts of the State of New York or of the United States sitting in the City of New York, State of New York, the ESOP and the ESOP Trustee hereby irrevocably designate, appoint and empower CT Corporation System, Inc. (the "PROCESS AGENT") (which has consented thereto) with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as agent to receive for and on behalf of the ESOP and the ESOP Trustee service of process in the State of New York. The ESOP and the ESOP Trustee further agree that such service of process may be made on the Process Agent by personal service of a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding on the Process Agent, or by any other method of service provided for under the applicable laws in effect in the County of New York, State of New York, and the Process Agent hereby is authorized and directed to accept such service for and on behalf of the ESOP and the ESOP Trustee and to admit service with respect thereto.

                  (iv) Upon service of process being made on the Process Agent as aforesaid, a copy of the summons and complaint or other legal process served shall be mailed by the Process Agent to the ESOP by registered mail, return receipt requested, at its address referred to in Paragraph 12J hereof, or to such other address as the ESOP Trustee may notify the Process Agent in writing. Service upon the Process Agent as aforesaid shall be deemed to be personal service on the ESOP and the ESOP Trustee and shall be legal and binding upon the ESOP and the ESOP Trustee for all purposes, notwithstanding any failure of the Process Agent to mail copies of such legal process thereto, or any failure on the part of the ESOP or the ESOP Trustee to receive same.

                  (v) Each of the ESOP and the ESOP Trustee agrees that it will at all times continuously maintain an agent to receive service of process in the County of New York on its behalf. In the event that for any reason the Process Agent or any successor thereto shall no longer serve as agent for the ESOP or the ESOP Trustee to receive service of process in the County of New York on its behalf or the ESOP or the ESOP Trustee shall have changed its address without notification thereof to the Process Agent, the ESOP or the ESOP Trustee immediately after having knowledge thereof, will irrevocably designate and appoint a substitute agent in the City of New York, New York and advise the Note Holders thereof, or shall notify the Process Agent of its then current correct address.

                  (vi) Nothing contained in this section shall preclude the Note Holders from bringing any legal suit, action or proceeding against the ESOP or the ESOP Trustee in the courts of any jurisdiction where the ESOP or the ESOP Trustee or any of their respective property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the ESOP and the ESOP Trustee hereby irrevocably submit to the jurisdiction of any such court and expressly waive, in respect of any such suit, action or proceeding, the jurisdiction of any court or courts which now or hereafter, by reason of their present or future domiciles, or otherwise, may be available to them.

                  (vii) Each of the ESOP and the ESOP Trustee agrees, regardless of cause, not to assert any claim whatsoever against the Note Holders for loss of anticipatory profits or consequential damages.

         12R.     ACTION TAKEN AS TRUSTEE. Each Purchaser hereby expressly
acknowledges and agrees that this Agreement, the Notes and the other Note Documents to which the ESOP is a party are being signed by the ESOP Trustee not in its individual capacity, but solely as Trustee of and on behalf of the ESOP, and that the obligations of the ESOP Trustee under this Agreement, the Notes and such other Note Documents are without recourse against the Trustee.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter and return the same to the ESOP, whereupon this letter shall become a binding agreement among the ESOP and the Purchasers.

                                    Very truly yours,

                                    LASALLE BANK NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee of THE BUCKEYE PIPE LINE SERVICES COMPANY EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                    By: /s/ E. Vaughn Gordy
                                        ________________________________________
                                        E. Vaughn Gordy
                                        Senior Vice President

The foregoing Agreement is
hereby accepted as of the
date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Brian Thomas
   __________________________________________________
   Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Brian Thomas
   __________________________________________________
   Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By: /s/ Brian Thomas
   __________________________________________________
   Vice President

                               PURCHASER SCHEDULE

                                                                                           AGGREGATE
                                                                                           PRINCIPAL
                                                                                        AMOUNT OF NOTES               NOTE
                                                                                         TO BE PURCHASED         DENOMINATION(S)
                                                                                         ---------------         ---------------
         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                       $31,288,600             $31,288,600

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

         Account No.:  890-0304-391
         The Bank of New York
         New York, NY
         (ABA No.:  021-000-018)

         Each such wire transfer shall set forth the name of the ESOP, a reference to "3.60% Senior Secured Notes due 2011, Security No. !INV
         10503!, PPN 11826@AA5" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)      Address for all notices relating to payments:

         The Prudential Insurance Company of America
         c/o Investment Operations Group
         Gateway Center Two, 10th Floor
         100 Mulberry Street
         Newark, NJ 07102-4077

         Attention:  Manager, Billings and Collections

(3)      Address for all other communications and notices:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         2200 Ross Avenue, Suite 4200E
         Dallas, TX 75201

         Attention:  Managing Director

(4)      Recipient of telephonic prepayment notices:

         Manager, Trade Management Group

         Telephone:  (973) 367-3141
         Facsimile:   (800) 224-2278

(5)      Tax Identification No.: 22-1211670

                                                                                           AGGREGATE
                                                                                           PRINCIPAL
                                                                                        AMOUNT OF NOTES               NOTE
                                                                                         TO BE PURCHASED         DENOMINATION(S)
                                                                                         ---------------         ---------------
        PRUCO LIFE INSURANCE COMPANY                                                        $10,564,000            $10,564,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

         Account No.:  890-0304-421
         The Bank of New York
         New York, NY
         (ABA No.:  021-000-018)

         Each such wire transfer shall set forth the name of the ESOP, a reference to "3.60% Senior Secured Notes due 2011, Security No. !INV
         10503!, PPN 11826@AA5", and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)      Address for all notices relating to payments:

         Pruco Life Insurance Company
         c/o The Prudential Insurance Company of America
         c/o Investment Operations Group
         Gateway Center Two, 10th Floor
         100 Mulberry Street
         Newark, NJ 07102-4077

         Attention:  Manager, Billings and Collections

(3)      Address for all other communications and notices:

         Pruco Life Insurance Company
         c/o Prudential Capital Group
         2200 Ross Avenue, Suite 4200E
         Dallas, TX 75201

         Attention:  Managing Director

(4)      Recipient of telephonic prepayment notices:

         Manager, Trade Management Group

         Telephone:  (973) 367-3141
         Facsimile:   (800) 224-2278

(5)      Tax Identification No.: 22-1944557

                                                                                           AGGREGATE
                                                                                           PRINCIPAL
                                                                                        AMOUNT OF NOTES               NOTE
                                                                                         TO BE PURCHASED         DENOMINATION(S)
                                                                                         ---------------         ---------------
         PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                                         $2,281,000             $2,281,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

         Account No.:  890-0340-754
         The Bank of New York
         New York, NY
         (ABA No.:  021-000-018)

         Each such wire transfer shall set forth the name of the ESOP, a reference to "3.60% Senior Secured Notes due 2011, Security No. !INV
         10503!, PPN 11826@AA5", and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)      Address for all notices relating to payments:

         Pruco Life Insurance Company of New Jersey
         c/o The Prudential Insurance Company of America
         c/o Investment Operations Group Gateway Center Two,
         10th Floor 100 Mulberry Street
         Newark, NJ 07102-4077

         Attention:  Manager, Billings and Collections

(3)      Address for all other communications and notices:

         Pruco Life Insurance Company of New Jersey
         c/o Prudential Capital Group
         2200 Ross Avenue, Suite 4200E
         Dallas, TX 75201

         Attention:  Managing Director

(4)      Recipient of telephonic prepayment notices:

         Manager, Trade Management Group

         Telephone:  (973) 367-3141
         Facsimile:   (800) 224-2278

(5)      Tax Identification No.: 22-2426091

                                                                       EXHIBIT A

                                  FORM OF NOTE

                       BUCKEYE PIPE LINE SERVICES COMPANY
                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                  3.60% SENIOR SECURED NOTE DUE MARCH 28, 2011

No. R-____                                                                [DATE]
$____________                                                        PPN _______

         FOR VALUE RECEIVED, the undersigned, BUCKEYE PIPE LINE SERVICES COMPANY EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "ESOP TRUST"), established under the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust Agreement, dated as of August 12, 1997, hereby promises to pay to ___________________ ___________________, or registered assigns, the principal sum of __________ _________________ DOLLARS ($____________) on March 28, 2011,
with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 3.60% per annum from the date hereof, payable quarterly on the 28th day of March, June, September and December in each year, commencing with the March 28, June 28, September 28 or December 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.60% or (ii) 2.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its "base" or "prime" rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the ESOP Trust in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Secured Notes (the "NOTES") issued pursuant to a Note Agreement, dated as of May 4, 2004 (the "AGREEMENT"), between the ESOP Trust and the Purchasers named therein, is entitled to the benefits thereof and is guaranteed by the Guaranty

Agreement (as defined in the Agreement) and secured by each of the Security Documents (as defined in the Agreement) in favor of the Collateral Trustee (as defined in the Agreement) for the benefit of the holders of the Notes.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the ESOP Trust may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the ESOP Trust shall not be affected by any notice to the contrary.

          The ESOP Trust agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         If an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         The ESOP Trust and any and all endorsers, guarantors and sureties severally waive, (a) demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, protest and diligence in collecting, and (b) except as otherwise expressly set forth in the Agreement, grace and notice of acceleration.

         Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the ESOP Trust agrees to pay, in addition to the principal, Yield-Maintenance Amount (as defined in the Agreement), if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                              LASALLE BANK NATIONAL ASSOCIATION,
                                              not in its individual or corporate
                                              capacity, but solely as Trustee of
                                              the BUCKEYE PIPE LINE SERVICES
                                              COMPANY EMPLOYEE STOCK OWNERSHIP
                                              PLAN TRUST

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT B

                    FORM OF FUNDS DELIVERY INSTRUCTION LETTER

                                                                       EXHIBIT C

                 FORM OF OPINION OF COUNSEL TO SERVICES COMPANY

                                                                       EXHIBIT D

                   FORM OF OPINION OF COUNSEL TO ESOP TRUSTEE

                                                                       EXHIBIT E

                FORM OF OPINION OF COUNSEL TO COLLATERAL TRUSTEE

DAL02:400079.6

                                                                     SCHEDULE 4A
                                                               TO NOTE AGREEMENT

                              REQUIRED PREPAYMENTS

    DATE                        PREPAYMENT AMOUNT                        REMAINING PRINCIPAL BALANCE
    ----                        -----------------                        ---------------------------
Date of Closing                                                                $44,133,600.00
  06/28/2004                     $1,470,973.00                                 $42,662,627.00
  09/28/2004                     $1,466,778.00                                 $41,195,849.00
  12/28/2004                     $1,463,119.00                                 $39,732,730.00
  03/28/2005                     $1,459,137.00                                 $38,273,593.00
  06/28/2005                     $1,560,170.00                                 $36,713,423.00
  09/28/2005                     $1,551,165.00                                 $35,162,258.00
  12/28/2005                     $1,545,565.00                                 $33,616,693.00
  03/28/2006                     $1,539,608.00                                 $32,077,085.00
  06/28/2006                     $1,640,475.00                                 $30,436,610.00
  09/28/2006                     $1,630,090.00                                 $28,806,520.00
  12/28/2006                     $1,622,467.00                                 $27,184,053.00
  03/28/2007                     $1,614,453.00                                 $25,569,600.00
  06/28/2007                     $1,598,438.00                                 $23,971,162.00
  09/28/2007                     $1,587,670.00                                 $22,383,492.00
  12/28/2007                     $1,579,023.00                                 $20,804,469.00
  03/28/2008                     $1,567,921.00                                 $19,236,548.00
  06/28/2008                     $1,675,047.00                                 $17,561,501.00
  09/28/2008                     $1,657,741.00                                 $15,903,760.00
  12/28/2008                     $1,648,593.00                                 $14,255,167.00
  03/28/2009                     $1,638,752.00                                 $12,616,415.00
  06/28/2009                     $1,620,888.00                                 $10,995,527.00
  09/28/2009                     $1,608,356.00                                 $ 9,387,171.00
  12/28/2009                     $1,597,542.00                                 $ 7,789,629.00
  03/28/2010                     $1,586,020.00                                 $ 6,203,609.00
  06/28/2010                     $1,570,121.00                                 $ 4,633,488.00
  09/28/2010                     $1,557,587.00                                 $ 3,075,901.00
  12/28/2010                     $1,544,638.00                                 $ 1,531,263.00
  03/28/2011                     $1,531,263.00                                           0.00

                                                                    SCHEDULE 11B
                                                               TO NOTE AGREEMENT

                               OPERATING COMPANIES

                                 [SEE ATTACHED]